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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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       Rule14a-6(e)(2))
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[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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NEWS                                                    [LOGO - EL PASO]

For Immediate Release

TENNESSEE GAS PIPELINE COMPANY ANNOUNCES COMPLETION OF CAN-EAST PROJECT AND OPEN SEASON FOR CAPACITY

HOUSTON, TEXAS, JUNE 10, 2003--Tennessee Gas Pipeline Company, a subsidiary of El Paso Corporation (NYSE:EP), today announced the completion of construction and the beginning of service on its Can-East Project that extends its system in northern Pennsylvania to Leidy, Pennsylvania.

     "This project demonstrates Tennessee's ability to provide natural gas from a variety of supply basins to growing markets in the Northeastern region of the United States," said Stephen C. Beasley, president of Tennessee Gas Pipeline Company. "It also illustrates the company's expertise for developing scalable projects to meet specific market requirements."

     The Can-East Project includes a long-term lease for 130,000 dekatherms of natural gas per day (Dth/d) of capacity on the Dominion Transmission, Inc., pipeline system with an interconnect at Leidy, as well as a new compressor station on the Tennessee pipeline at Ellisburg, Pennsylvania, to facilitate the firm transportation service. The company has executed long-term firm transportation agreements with customers for 111,000 Dth/d of natural gas supplies received from various parts of its system including the Gulf Coast; Dracut, Massachusetts; and Niagara Falls, New York. Tennessee will be hosting an open season for the remaining 19,000 Dth/d of unsubscribed capacity resulting from this expansion project in accordance with its Federal Energy Regulatory Commission Gas Tariff.

     More detailed information about the open season can be obtained on Tennessee's Electronic Bulletin Board or by contacting Bob Bookstaber, manager of Business Development for Tennessee Gas Pipeline, at (832) 676-5199 or email at bob.bookstaber@elpaso.com.

     El Paso Corporation is the leading provider of natural gas services and the largest pipeline company in North America. The company has core businesses in pipelines, production, and midstream services. Rich in assets, El Paso is committed to developing and delivering new energy supplies and to meeting the growing demand for new energy infrastructure. For more information, visit www.elpaso.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research are quoted in this document, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

CONTACTS
Communications and Government Affairs
Norma F. Dunn, Senior Vice President
Office: (713) 420-3750
Fax: (713) 420-3632

Investor Relations
Bruce L. Connery, Vice President
Office: (713) 420-5855
Fax: (713) 420-4417

Alternate Contacts
Joele Frank/Dan Katcher
Office: (212) 355-4449
Fax: (212) 355-4554